UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 17, 2011

Woodward, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 East Drake Road, Fort Collins, Colorado		80525
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	970-482-5811

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2011, Woodward, Inc. (the “Company”) issued a news release to announce that Sagar A. Patel, age 45, will join the Company as President, Aircraft Turbine Systems, effective June 27, 2011. In connection with his employment at the Company, the Board of Directors intends to appoint Mr. Patel as an executive officer of the Company.

Mr. Patel served at General Electric for 18 years, most recently as the President, Mechanical Systems, GE Aviation, from March 2009 to June 2010. He served as President, Aerostructures, GE Aviation from July 2008 to March 2009 and as President and General Manager, MRA Systems, Inc., BE Aircraft Engines, from October 2005 to June 2008. Mr. Patel holds a bachelor’s degree in Engineering, Controls and Instrumentation from Gujarat University in India and a Master’s Degree in Electrical Engineering from the University of Pittsburgh.

The Company entered into a compensatory arrangement with Mr. Patel whereby his annual base salary will be $350,000 and his annual incentive pay target will be 60% of his base pay. Mr. Patel’s target participation level in the Company’s Long Term Incentive Plan will be 35%. Mr. Patel will receive a cash sign on bonus of $375,000. He will receive 25,000 stock options upon his date of hire and will be eligible for future stock options. The Company will also enter into a change in control agreement with Mr. Patel in substantially the same form as the change in control agreements entered into with the Company’s other corporate officers and attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 18, 2009. The Company will also provide Mr. Patel with a comprehensive relocation package for his move to the Rockford, Illinois area, including, moving expenses, temporary living expenses, interim living arrangements at the Company’s condominium in Rockford, Illinois, assistance in the sale of Mr. Patel’s home and the option of a guaranteed offer on his current residence.

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing the matters described in Item 5.02 of this report is furnished herewith as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward, Inc.

June 17, 2011	By:	A. Christopher Fawzy

Name: A. Christopher Fawzy
Title: Corporate Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Woodward, Inc., dated June 17, 2011